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                                                                   EXHIBIT 23.3


                          CONSENT OF PRICE WATERHOUSE

We hereby consent to the incorporation by reference of our report dated
27 November 1995 with respect to the consolidation financial statements of Ashbourne PLC included in this current report on form 8-K/A-1 into filed registration statements of Sun Healthcare Group, Inc on Form S-8 (No 33-80540, No 33-93692 and No 333-03058).


/s/ Price Waterhouse

Price Waterhouse
Glasgow G2 4AD
27 November 1995